UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Neoleukin Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NEOLEUKIN THERAPEUTICS, INC.

188 East Blaine Street, Suite 450

Seattle, WA 98102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 13, 2021

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting is expected to be held on May 13, 2021 at 1:30 p.m. Pacific Time. In light of public health concerns regarding the coronavirus pandemic, the Annual Meeting will be held in a virtual meeting format only at www.virtualshareholdermeeting.com/NLTX2021. You will not be able to attend the Annual Meeting in person. The meeting will be held for the following purposes:

1.	To elect Martin Babler, Erin Lavelle and Lewis T. “Rusty” Williams as Class I directors of the Company to hold office until the 2024 Annual Meeting of Stockholders.

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.

3.	To approve amendments to our 2014 Equity Incentive Plan.

4.	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is March 18, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By	Order of the Board of Directors

Dr.	Jonathan G. Drachman
Chief Executive Officer

Seattle, Washington

March 31, 2021

PROXY STATEMENT

NEOLEUKIN THERAPEUTICS, INC.

188 East Blaine Street, Suite 450

Seattle, Washington 98102

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 13, 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Neoleukin Therapeutics, Inc. (the “Company,” “Neoleukin,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about March 31, 2021, to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We intend to send you a proxy card, along with a second Notice, on or after March 31, 2021.

How do I attend the Annual Meeting?

Due to public health and travel concerns as well as state and local government restrictions caused by the COVID-19 pandemic, this year’s annual meeting will be accessible online through the Internet. We have worked to offer the same participation opportunities as if you attended the annual meeting in person. You may attend the annual meeting online, including voting and submitting questions, at www.virtualshareholdermeeting.com/NLTX2021. We encourage you to access the annual meeting before it begins. Online check-in will begin at 1:30 p.m. Pacific Time on the date of the annual meeting. If you have difficulty accessing the meeting, please call TFN: 844-986-0822 / International: 303-562-9302. We will have technicians available to assist you.

What am I voting on?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including:

•	To elect Martin Babler, Erin Lavelle and Lewis T. “Rusty” Williams as Class I directors of the Company to hold office until the 2024 Annual Meeting of Stockholders.

•	To ratify appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.

•	To approve amendments to the Company’s 2014 Equity Incentive Plan.

•	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.

•	To conduct any other business properly brought before the meeting.

Who is entitled to vote at the meeting?

Our Board of Directors has set March 18, 2021 as the record date for the Annual Meeting. If you were a stockholder of record of our common stock at the close of business on March 18, 2021, you are entitled to vote at the meeting. As of the record date, 42,296,033 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. There is no cumulative voting.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or “Withhold” for each nominee to the Board of Directors. For the approval of amendments to our 2014 Equity Incentive Plan, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, and the advisory approval of the compensation of named executive officers, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote online at the meeting, attend the Annual Meeting on the Internet at www.virtualshareholdermeeting.com/NLTX2021.

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on May 12, 2021 to be counted.

•

To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time, on May 12, 2021 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

In light of the evolving COVID-19 situation, we strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 18, 2021.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of various national and regional securities exchanges, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Ratification of the appointment of auditors is considered a “routine” matter. Accordingly, your broker or nominee may not vote your shares on the election of either nominee for director, for the approval of amendments to our 2014 Equity Incentive Plan, or the advisory approval of compensation of our named executive officers, without your instructions, but may vote your shares on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, without your instructions. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all of the nominees for director, “For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021, “For” the approval of amendments to our 2014 Equity Incentive Plan, and “For” the advisory approval of compensation of our named executive officers. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 188 East Blaine Street, Suite 450, Seattle, Washington 98102.

•	You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 1, 2021, to our Corporate Secretary at 188 East Blaine Street, Suite 450, Seattle, Washington 98102, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2022 Annual Meeting of Stockholders is held before April 13, 2022 or after June 12, 2022, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2022 Annual Meeting of Stockholders. If you wish to submit a proposal (including a director nomination) at the 2022 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, the proposal must be received by our Corporate Secretary not later than the close of business on February 12, 2022 nor earlier than the close of business on January 13, 2022; provided, however, that if our 2022 Annual Meeting of Stockholders is held before April 13, 2022 or after June 12, 2022, then the proposal must be received no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to the proposals to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, to approve amendments to our 2014 Equity Incentive Plan and to approve the compensation for our named executive officers, votes “For,” “Against,” abstentions and broker non-votes.

How many votes are needed to approve each proposal?

For the election of directors, the three nominees to serve until the 2024 Annual Meeting of Stockholders receiving the most “For” votes from the shares present online at the meeting or represented by proxy and entitled to vote generally on the election of directors will be elected. Because directors are elected by a plurality of the votes received, only votes “For” will affect the outcome.

To be approved, Proposal No. 2, ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021, must receive “For” votes from the holders of a majority of shares present online at the meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

Proposal No. 2 is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

To be approved, Proposal No. 3, approval of amendments to our 2014 Equity Incentive Plan, must receive “For” votes from the holders of a majority of shares present online at the meeting or represented by proxy and entitled to vote on such matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

To be approved, Proposal No. 4, an advisory vote on the compensation for our named executive officers, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on such matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present online at the meeting or represented by proxy. On the record date, there were 42,296,033 shares outstanding and entitled to vote. Thus, the holders of 21,148,017 shares must be present online at the meeting or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present online at the meeting or represented by proxy may adjourn the Annual Meeting to another date.

How does the Board of Directors recommend that I vote?

You will vote on the following management proposals:

1.	To elect Martin Babler, Erin Lavelle and Lewis T. “Rusty” Williams as Class I directors of the Company to hold office until the 2024 Annual Meeting of Stockholders.

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.

3.	To approve amendments to our 2014 Equity Incentive Plan.

4.	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.

The Board of Directors recommends that you vote FOR all the nominees in Proposal No. 1, and FOR Proposal Nos. 2, 3 and 4.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

How will the proxies vote on any other business brought up at the meeting?

By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting.

The proxies’ authority to vote according to their judgment applies only to shares you own as the stockholder of record.

How can I communicate with Neoleukin’s Board of Directors?

Stockholders may communicate with our Board of Directors by sending a letter addressed to the Board of Directors, all independent directors or specified individual directors to: Neoleukin Therapeutics, Inc., c/o Corporate Secretary at 188 East Blaine Street, Suite 450, Seattle, Washington 98102. All communications will be compiled by the Secretary and submitted to the Board of Directors or the specified directors on a periodic basis.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 13, 2021

This proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at http://investor.neoleukin.com/financial-filings/sec-filings.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board of Directors presently has seven members. There are three Class I directors whose term of office expires in 2021. If elected at the Annual Meeting, each of the nominees would serve until the 2024 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to invite directors and nominees for director to attend the Annual Meeting. Three of our directors attended the 2020 Annual Meeting of Stockholders.

The following table sets forth information with respect to our directors, including the three nominees for election at the Annual Meeting, as of March 16, 2021:

Name	Age	Director Since	Position
Class I Directors – Nominees for Election at the 2021 Annual Meeting
Martin Babler	56	September 2020	Director
Erin Lavelle	43	June 2020	Director
Lewis T. “Rusty” Williams	71	August 2019	Director

Class II Directors – Continuing in Office until the 2022 Annual Meeting
Jonathan G. Drachman	59	August 2019	Director, Chief Executive Officer
Sarah B. Noonberg	53	August 2019	Director

Class III Directors – Continuing in Office until the 2023 Annual Meeting
M. Cantey Boyd	41	August 2019	Director
Todd Simpson	60	January 2014	Director, Chairman of the Board

Each of the nominees was recommended for election by the Nominating and Corporate Governance Committee of the Board of Directors.

Directors are elected by a plurality of the votes of the holders of shares of common stock present online at the meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees. You may not cumulate votes in the election of directors. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Neoleukin. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election for a Three-Year Term Expiring at the 2024 Annual Meeting

Martin Babler served as President and Chief Executive Officer at Principia Biopharma Inc., a biopharmaceutical company, from April 2011 until its acquisition by Sanofi S.A. in October 2020. From December 2007 to April 2011, Mr. Babler served as President and Chief Executive Officer of Talima Therapeutics, Inc., a pharmaceutical company. From 1998 to 2007, Mr. Babler held several positions at Genentech, Inc., a biopharmaceutical company, most notably as Vice President, Immunology Sales and Marketing. While at Genentech he also helped to build and led the Commercial Development organization and led the Cardiovascular Marketing organization. Mr. Babler was previously employed at Eli Lilly and Company, a pharmaceutical company, in positions focused on sales, sales management, global marketing and business development. Mr. Babler presently serves on the board of directors of Omega Alpha SPAC and on the Emerging Companies Section Governing Board of the Biotechnology Innovation Organization, or BIO. Mr. Babler received a Swiss Federal Diploma in pharmacy from the Federal Institute of Technology in Zurich and completed the Executive Development Program at the Kellogg Graduate School of Management at Northwestern University. The Nominating and Governance Committee believes that Mr. Babler is qualified to serve on our Board of Directors because he has extensive experience in the biopharmaceutical industry.

Erin Lavelle has served as the Chief Operating Officer and Chief Financial Officer Eliem Therapeutics, a Seattle-based privately held neurological therapeutics company, since October 2020. From April 2018 to February 2020, Ms. Lavelle served as the Chief Operating Officer at Alder BioPharmaceuticals, Inc. In addition to that role, she served as Alder’s appointed director for Vitaeris Inc., a privately held biotechnology company based in Vancouver, British Columbia, Canada. Prior to that, she served in various roles at Amgen Inc. from 2003 to 2018, most recently serving as General Manager Taiwan from September 2017 to April 2018, as Executive Director, Japan Asia Pacific (Hong Kong) from May 2016 to September 2017, and Executive Director, Global Marketing Business Analytics and Insights from June 2014 to May 2016. She started her career in Investment Banking at Merrill Lynch. Ms. Lavelle holds a Bachelor of Arts in Economics from Yale University. The Nominating and Governance Committee believes that Ms. Lavelle is qualified to serve on our Board of Directors because she has extensive experience in the biopharmaceutical industry.

Lewis T. “Rusty” Williams, M.D., Ph.D., has served as the Chairman and Chief Executive Officer of Walking Fish Therapeutics, Inc., a biotechnology start-up company, since February 2019. Dr. Williams has also served as a venture partner of Quan Capital, LLP, a healthcare-focused venture capital firm, since October 2018. From January 2002 to December 2017, Dr. Williams founded and held several positions at Five Prime Therapeutics, Inc., culminating in the position of President and Chief Executive Officer from April 2011 to December 2017. From September 1992 to December 2001, Dr. Williams held several positions at Chiron Corporation, culminating in the position as Chief Scientific Officer and as a member of the board of directors. Prior to joining Chiron, Dr. Williams was a professor of medicine at the University of California, San Francisco from August 1984 to June 1993, where he served as the director of the Cardiovascular Research Institution and Daiichi Research Center. Prior to UCSF, Dr. Williams co-founded and served on the board of directors of COR Therapeutics, Inc., a biotechnology company focused on cardiovascular disease, from June 1989 to September 1994, and served on the faculties of Harvard Medical School and Massachusetts General Hospital from July 1982 to July 1984. He is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. Dr. Williams received his B.S. in Chemistry from Rice University, and his M.D. and Ph.D. in Pharmacology / Biochemistry from Duke University. The Nominating and Governance Committee believes that Dr. Williams is qualified to serve on our Board of Directors because he has extensive experience in the biopharmaceutical industry.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2022 Annual Meeting

Jonathan G. Drachman, M.D., has served as a director and the Chief Executive Officer of Neoleukin since November 2018. From November 2004 to May 2018, Dr. Drachman held several positions at Seagen Inc., culminating in the position of Chief Medical Officer and Executive Vice President of Research and Development. From 1998 to 2004, he was a faculty member in the Division of Hematology at the University of Washington, and a Senior Investigator in the Division of Research and Education at Puget Sound Blood Center. He currently serves on the board of directors of Harpoon Therapeutics, Inc. and Calithera Biosciences, Inc. Dr. Drachman received his M.D. at Harvard Medical School and his A.B. in Biochemistry from Harvard College. He completed his residency in internal medicine and a fellowship in medical oncology at the University of Washington. The Nominating and Governance Committee believes that Dr. Drachman is qualified to serve on our Board of Directors because he has extensive experience in the biopharmaceutical industry and service as our Chief Executive Officer.

Sarah B. Noonberg, M.D., Ph.D., is the Chief Medical Officer of Maze Therapeutics. Previously, Dr. Noonberg served as the Chief Medical Officer of Nohla Therapeutics Inc., a developer of universal, off-the-shelf cell therapies for patients with hematologic malignancies and other critical diseases, from May 2018 to May 2019. Prior to joining Nohla Therapeutics, she served as the Chief Medical Officer of Prothena Corporation plc, a

biotechnology company, from May 2017 to March 2018. Prior to joining Prothena, Dr. Noonberg served as Group Vice President and Head of Global Clinical Development at BioMarin Pharmaceuticals Inc., a biotechnology company, from August 2015 to March 2017. From May 2007 to August 2015, she held several positions at Medivation, Inc., a biopharmaceutical company, culminating in the position of Senior Vice President of Early Development. She currently serves on the board of directors of Protagonist Therapeutics, Inc. Dr. Noonberg received her M.D. at the University of California, San Francisco, her Ph.D. in Bioengineering at the University of California, Berkeley, and her B.S. in Engineering at Dartmouth College. She is a board-certified internist and completed her residency at Johns Hopkins Hospital. The Nominating and Governance Committee believes that Dr. Noonberg is qualified to serve on our Board of Directors because she has extensive medical knowledge and clinical development and regulatory expertise.

Directors Continuing in Office Until the 2023 Annual Meeting

M. Cantey Boyd is a Managing Director at Baker Brothers Investments, a registered investment adviser focused on long-term investments in life-sciences companies. Prior to joining Baker Brothers in 2005, Ms. Boyd was an Analyst in the Healthcare Investment Banking Group of Deutsche Bank Securities from 2002 to 2004. Ms. Boyd graduated with an A.B. in Business-Economics from Brown University. The Nominating and Corporate Governance Committee believes that Ms. Boyd is qualified to serve on our Board of Directors because of her significant experience working with life sciences companies.

Todd Simpson has served as the Chief Financial Officer of Seagen Inc., a biotechnology company, since October 2005. Previously, Mr. Simpson served from October 2001 to October 2005 as Vice President, Finance & Administration and Chief Financial Officer of Targeted Genetics Corporation, a biotechnology company. From January 1996 to October 2001, Mr. Simpson served as Vice President, Finance & Administration and Chief Financial Officer of Aastrom Biosciences, Inc., a biotechnology company. From August 1995 to December 1995, he served as Treasurer of Integra LifeSciences Corporation, a biotechnology company, which acquired Telios Pharmaceuticals, Inc., in August 1995. From 1992 until its acquisition by Integra, he served as Vice President of Finance and Chief Financial Officer of Telios and in various other finance-related positions. Mr. Simpson is a certified public accountant (inactive), and from 1983 to 1992 he practiced public accounting with the firm of Ernst & Young LLP. Mr. Simpson received a B.S. in Accounting and Computer Science from Oregon State University. The Nominating and Corporate Governance Committee believes that Mr. Simpson is qualified to serve on our Board of Directors because of his extensive experience with biotechnology and pharmaceutical companies and his extensive knowledge of accounting principles and financial reporting rules and regulations, tax compliance and oversight of the financial reporting processes of publicly traded corporations.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board of Directors consults with our counsel to ensure that the Board of Director’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and us, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Babler, Ms. Boyd, Ms. Lavelle, Dr. Noonberg, Mr. Simpson and Dr. Williams. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with Neoleukin. The Board of Directors also considered Ms. Boyd’s role as an advisor at Baker Bros. Advisors LP, and the relationship we have with Baker Bros. Advisors LP and affiliated entities as significant stockholders, in making the determination that Ms. Boyd is an independent director. Dr. Drachman, our Chief Executive Officer, is not an independent director by virtue of his current employment with us.

BOARD LEADERSHIP STRUCTURE

In accordance with our corporate governance guidelines, a copy of which is posted on our website at http://investor.neoleukin.com/ in the “Corporate Governance” section thereof, our Board of Directors has flexibility to determine whether the offices of the Chairperson of the Board and Chief Executive Officer should be separate. The Board of Directors, in consultation with our Nominating and Governance Committee, believes that it should have the flexibility to make this determination as circumstances require, and in a manner that it believes is best to provide appropriate leadership for the Company. Our Nominating and Governance Committee will periodically consider the Board’s leadership structure and make recommendations to change the structure as it deems appropriate.

In March 2020, the Board of Directors appointed Mr. Simpson, who was acting as our lead independent director, as Chairperson of the Board. The Board of Directors believes that this leadership structure, with Mr. Simpson serving as the Chairman and Dr. Drachman serving as Chief Executive Officer, is appropriate at this time because it enables the Board, as a whole, to engage in oversight of management, promote communication and collaboration between management and the Board, and oversee governance matters, while allowing our Chief Executive Officer to focus on his primary responsibility, the operational leadership and strategic direction of the Company. In addition, the Board of Directors benefits from the perspective and insights of Mr. Simpson and Dr. Drachman as a result of their extensive experience in the biotechnological and biopharmaceutical industries.

ROLE OF THE BOARD OF DIRECTORS IN RISK OVERSIGHT

One of the Board of Directors’ key functions is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major risks and enterprise exposures, including cybersecurity and other information technology risks, controls and procedures, and other areas the Audit Committee determines are necessary or appropriate. The Audit Committee reviews the steps our management has taken to monitor and control these exposures, including the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met 11 times during 2020. Each Board of Directors member attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which they served, held during the portion of 2020 for which they were a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership information as of March 18, 2021 and the number of meetings each committee held in 2020:

Name	Audit	Compensation	Nominating and Corporate Governance
Dr. Jonathan Drachman
M. Cantey Boyd		X	X
Dr. Sarah Noonberg			X*
Dr. Lewis “Rusty” Williams	X	X*
Mr. Martin Babler		X
Mr. Todd Simpson	X*
Ms. Erin Lavelle	X		X
Total meetings in 2020:	4	4	3

*	Committee Chairperson

The Board of Directors has determined that each member of each of the above committees meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Below is a description of each such committee of the Board of Directors.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of our financial statements. The primary functions of this committee include:

•	reviewing with management and our independent auditors our financial results, including our financial statement audits;

•	providing oversight over our accounting and financial reporting processes and systems of internal controls and the integrity of the Company’s financial statements;

•	selecting and hiring our independent registered public accounting firm;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	reviewing with management our programs for compliance with legal and regulatory requirements and risk exposures;

•	reviewing and approving related-person transactions; and

•	the preparation of the audit committee report to be included in our annual proxy statement.

The Audit Committee consists of three directors: Ms. Lavelle, Mr. Simpson and Dr. Williams. The Board of Directors has adopted a written Audit Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee that served during 2020 were, and all current members are, independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act). Our Board of Directors also determined that each member of the Audit Committee that served during 2020 could, and all current members can, read and understand fundamental financial statements in accordance with applicable requirements.

The Board of Directors has further determined that Mr. Simpson qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Simpson’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for a public reporting company.

Compensation Committee

The Compensation Committee of the Board of Directors acts on behalf of the Board of Directors to review, adopt and oversee our compensation strategy, policies, plans and programs and to assist the Board of Directors with other human resources matters. The primary functions of this committee include:

•	evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;

•	evaluating and recommending non-employee director compensation arrangements for determination by our Board of Directors;

•	administering our cash-based and equity-based compensation plans;

•	overseeing our compliance with regulatory requirements associated with the compensation of directors, officers and employees;

•	reviewing with management the Company’s human resource activities; and

•	when required, reviewing with management our Compensation Discussion and Analysis and considering whether to recommend that it be included in proxy statements and other filings.

The Compensation Committee consists of three directors: Mr. Babler, Ms. Boyd and Dr. Williams. All members of our Compensation Committee that served during 2020 were, and all current members are, independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards), are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board of Directors has adopted a written Compensation Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least biannually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent. In addition, under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate.

After taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee again engaged Radford as a compensation consultant for 2020. Radford was identified as an appropriate consultant for us as their compensation consulting practice works directly with the compensation committees of more than 150 technology and life science companies annually. The Compensation Committee requested that Radford:

•	evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and

•	assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Radford was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. For the review of executive compensation, Radford analyzed base salary, target bonus and target total cash compensation as well as annual equity award under a variety of scenarios. For the review of compensation of our Board, Radford analyzed and recommended cash retainers as well as appointment and annual equity awards. At the request of the Compensation Committee, Radford also conducted individual interviews with members of the Compensation Committee and our Chief Executive Officer to learn more about our business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete. Radford ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Radford and resulting modifications, the Compensation Committee approved the recommendations. The Compensation Committee did not approve fees for other services from Radford than those described above.

Compensation Committee Interlocks and Insider Participation

During 2020, none of the members of the Compensation Committee was currently or had been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors oversees our corporate governance function. The primary functions of this committee include:

•	identifying, considering and recommending candidates for membership on our Board of Directors;

•	developing and recommending corporate governance guidelines and policies for the Company;

•	overseeing the evaluation of the performance of our Board of Directors and its committees;

•	advising our Board of Directors on other corporate governance matters; and

•	assisting the Board of Directors in overseeing any program related to corporate responsibility and sustainability, including environmental, social and corporate governance matters.

The Nominating and Corporate Governance Committee consists of three directors: Ms. Boyd, Ms. Lavelle and Dr. Noonberg. All members of the Nominating and Corporate Governance Committee that served during 2020 were, and all current members are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Board of Directors has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

The Board shall be responsible for nominating persons for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. Our Nominating and Corporate Governance Committee has primary responsibility for setting the qualifications as to who can sit on our Board. The Nominating and Corporate Governance Committee is tasked with identifying individuals who meet those qualifications and periodically reviewing our Board’s structure. As part of this process, the Nominating and Corporate Governance Committee will consider the size and breadth of our business and the need for Board diversity, and will recommend candidates with the goal of developing an experienced, diverse and highly qualified Board.

Nominees for director will be selected based on criteria such as independence, integrity, diversity (including with respect to race, ethnicity, gender and sexual orientation), geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board, ability to contribute to our Board’s overall effectiveness, and the needs of our Board and its committees. We value diversity on a company-wide basis, but have not adopted a specific policy regarding Board diversity.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 188 East Blaine Street, Suite 450, Seattle, Washington 98102. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Pursuant to our Corporate Governance Guidelines, stockholders that wish to communicate with the Board, should send such correspondence to the attention of the Secretary, at 188 East Blaine Street, Suite 450, Seattle, WA 98102 or by email at corporatesecretary@neoleukin.com. Our Secretary will forward the communication to the Board unless it is primarily commercial in nature or related to an improper or irrelevant topic. We do not have a formal process by which stockholders may communicate directly with members of our Board of Directors. We believe that an informal process, in which any communication sent to the Board of Directors in care of the Secretary is generally to be forwarded to the Board of Directors, serves the needs of the Board and our stockholders.

CODE OF ETHICS

We have adopted the Neoleukin Therapeutics, Inc. Code of Business Conduct and Ethics that applies to all officers, directors, employees and individuals engaged by the Company as independent contractors. The Code of Business Conduct and Ethics is available on our website at http://investor.neoleukin.com/corporate-governance. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has adopted Corporate Governance Guidelines to reflect the Board of Directors’ strong commitment to sound corporate governance practices and to encourage effective policy and decision making at both the Board and management level, with a view to enhancing long-term value for our stockholders. The guidelines are also intended to assist the Board of Directors in the exercise of its governance responsibilities and serve as a framework within which the Board may conduct its business. The Corporate Governance Guidelines set forth the practices and expectations of the Board of Directors with respect to performance evaluation, compensation and succession planning for our Chief Executive Officer and other executive officers, Board and Board committee performance evaluation, the structure and composition of the Board, responsibilities of directors, Board logistics, and stockholder communications with the Board. The Corporate Governance Guidelines, as well as the charters for the Audit, Compensation and Nominating and Corporate Governance committees of the Board of Directors, may be viewed at http://investor.neoleukin.com/corporate-governance.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Mr.	Todd Simpson (Chair)
Ms.	Erin Lavelle
Dr.	Lewis “Rusty” Williams

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUMMARY

Deloitte & Touche LLP, an independent registered public accounting firm, served as our independent auditors for the year ended December 31, 2020.

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting by telephone. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

The affirmative vote of the holders of a majority of the shares present online at the meeting or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche LLP.

CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

As previously disclosed, on March 20, 2020, in recognition that our financial operations and management team had transitioned to be primarily located in the U.S. following the Merger, Deloitte LLP resigned as our independent registered public accounting firm, and Deloitte & Touche LLP was appointed as the successor independent registered public accounting firm. The decision to change the certifying accountant was approved by the Audit Committee.

The audit reports of Deloitte LLP on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of our financial statements for each of the two fiscal years ended December 31, 2019 and 2018, there were no disagreements with Deloitte LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte LLP to make reference to the matter in its reports for such years. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We provided Deloitte with a copy of a Current Report on Form 8-K (the “Form 8-K”), which was filed with the SEC on March 20, 2020, and requested that Deloitte LLP furnish us with a letter addressed to the SEC stating whether Deloitte LLP agreed with the disclosures in the Form 8-K or, if not, stating the respects in which it did not agree. We received the requested letter from Deloitte LLP and a copy of the letter, dated March 20, 2020, was filed as Exhibit 16.1 to the Form 8-K and such letter is incorporated by reference herein.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees earned by our prior independent registered public accounting firm, Deloitte LLP, for services rendered for the years ended December 31, 2020 and 2019:

	2020(1)	2019(1)
Audit Fees	$59,084	$308,047
Audit-related Fees	—	28,226
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$59,084	$336,273

(1)

The dollar amounts shown in these columns reflect the US$ equivalent of the amounts billed by Deloitte LLP. The amounts were converted to U.S. dollars from Canadian dollars using the average of the closing monthly average exchange rates for the 12 months ended December 31, 2020 and December 31, 2019. Applying this formula to the year ended December 31, 2020 and December 31, 2019, Canadian $1.00 was equal to US$0.7462 and US$0.7537, respectively.

The following table represents aggregate fees earned by our current independent registered public accounting firm, Deloitte & Touche LLP for services rendered for the year ended December 31, 2020:

	2020	2019
Audit Fees	$518,000	$—
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	2,086	—

Total Fees	$520,086	$—

Audit Fees. Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings, including fees for professional services related to registration statement filings.

Audit-Related Fees. Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit-related fees during 2019 related to services rendered in connection with our merger.

Tax Fees. This category pertains to fees for professional services provided related to tax compliance, tax planning, and tax advice.

All Other Fees. All other fees during 2020 relate to a subscription for accounting-related research software.

All fees described above were pre-approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

The charter of the Audit Committee provides for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The Audit Committee may pre-approve specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF AMENDMENTS TO THE 2014 EQUITY INCENTIVE PLAN

Overview

We are asking our stockholders to approve an amendment and restatement of our 2014 Equity Incentive Plan (the “Restated 2014 Plan”) to enable us to continue to grant shares of our common stock reserved for issuance under the 2014 Equity Incentive Plan (“2014 Plan”). Our Board of Directors adopted the Restated 2014 Plan on March 23, 2021, subject to approval by our stockholders. If the Restated 2014 Plan is not approved, our current 2014 Plan will remain as-is.

Our 2014 Plan was initially adopted by Aquinox Pharmaceuticals, Inc., or Aquinox, and approved by its shareholders in 2014. In 2019, Aquinox and Neoleukin Corporation completed a reverse merger (the “Reverse Merger”), after which the 2014 Plan covered employees, consultants and directors of both Aquinox and Neoleukin Corporation. Aquinox was renamed Neoleukin Therapeutics, Inc. (“Neoleukin”) on the completion of the Reverse Merger.

The 2014 Plan, as originally adopted in 2014, provides that the share pool automatically increases on each January 1 by 4% of the total number of shares of all classes of our common stock outstanding on December 31st of the preceding calendar year, through January 1, 2024 (the “Evergreen Provision”), unless our Board of Directors determines to increase the share pool by a smaller number of shares.

Our Board of Directors has determined that it is in the best interests of Neoleukin and its stockholders to seek approval of the Restated 2014 Plan with the following material changes from our 2014 Plan, which changes were approved by our Board of Directors on March 23, 2021:

•

Revise the current Evergreen Provision to add pre-funded warrants (which are warrants with a nominal exercise price that generally may be exercised for shares of common stock at any time) to the outstanding classes of common stock to which the 4% share replenishment will be applied;

•	Extend the Evergreen Provision, as amended, for 6 years such that it will expire on January 1, 2030, instead of January 1, 2024;

•

Revise the total compensation that may be awarded to non-employee directors from $600,000 to $750,000 (increased to $1,000,000 in the calendar year of the director’s initial services as a non-employee director), with such compensation limit to cover awards granted in such calendar year combined with cash compensation for such calendar year, as calculated under the Restated 2014 Plan; and

•	Provide for a 9-year term of the Restated 2014 Plan from the date of the Board of Directors’ approval of the Restated 2014 Plan (March 23, 2030).

Reasons for Amendment and Restatement of the 2014 Plan

We are an early stage company with a rapidly growing workforce. We had 8 employees at the end of 2018 and 70 employees as of December 31, 2020. In addition, we believe that equity awards are a crucial component of our total compensation package, necessary to recruit, retain and reward qualified personnel in the intensely competitive biotechnology and pharmaceutical industry. We expect to continue to grow rapidly as we become a clinical stage company.

Many of our peers, with whom we compete for talent, adopted 10-year evergreens in connection with their initial public offerings, each with a 4-5% average annual increase. We believe that in many respects we were analogous to a newly public company upon the completion of the Reverse Merger. Neoleukin Corporation was only formed in 2018 as a private company prior to the Reverse Merger, and became part of Neoleukin, the publicly traded entity, following the Reverse Merger. At the time of our Reverse Merger in 2019, there were only 5 years remaining in the current Evergreen Provision. We do not believe that our current share pool plus the current Evergreen Provision provide us with enough flexibility to appropriately meet our anticipated equity needs in the years of expected high growth ahead. We further believe that having incremental share pool increases each year via an evergreen provision is more prudent and efficient at our current growth stage than asking for large share increases periodically.

Also, the efficacy of our current Evergreen Provision is materially impeded because we have issued a significant number of pre-funded warrants in lieu of common stock to investors. Pre-funded warrants are issued to investors either in exchange for fully paid shares of common stock or in connection with an equity offering and at a purchase price consistent with the price of common stock issued in such offering, which are fully vested and exercisable at any time for common stock for only additional nominal cash consideration (by way of example, all pre-funded warrants outstanding as of December 31, 2020 have a per share exercise price of $0.000001), such that there is no meaningful cost to convert such warrants into shares of common stock. As of December 31, 2020, we had 12,663,010 pre-funded warrants outstanding and 42,196,296 shares of common stock outstanding. Accordingly, if as of December 31, 2020, the pre-funded warrants were included as shares of common stock outstanding, the pre-funded warrants would represent 23% of the total. Because of the characteristics of pre-funded warrants discussed above and the significant number of pre-funded warrants outstanding, our Compensation Committee and Board of Directors, with the input of its independent compensation consultant, believes it is appropriate to include pre-funded warrants in the calculation of the number of shares of outstanding common stock to which the 4% evergreen increase will be applied. This would include any pre-funded warrants currently outstanding and any that we issue in the future.

In determining the proposed changes to the Evergreen Provision, our Board of Directors carefully considered a number of factors, including the potential dilutive impact of equity awards and the Company’s anticipated growth, hiring plans, retention needs and competitive landscape for talent.

In approving the Restated 2014 Plan, our stockholders will also be approving (i) an increased term of the plan, through March 23, 2030, 9-years from the date of the Board of Directors’ approval of the Restated 2014 Plan, (ii) a revised limit on the aggregate number of shares that may be issued upon the exercise of incentive stock options under the Restated 2014 Plan, which limit is included to comply with requirements under regulations relating to incentive stock options, and (iii) an increase in the yearly compensation limit for non-employee directors from $600,000 to $750,000 (increased to $1,000,000 in the calendar year of the director’s initial services as a non-employee director), with such compensation limit to cover awards granted in such calendar year combined with cash compensation for such calendar year, as calculated under the Restated 2014 Plan. Our compensation consultant advised us that the $750,000 and $1,000,000 limits are aligned with comparable companies.

If our stockholders do not approve the Restated 2014 Plan, the 2014 Plan will remain as-is.

Equity Compensation Is a Critical Element of Our Compensation Policy

Approval of the Restated 2014 Plan will enable us to continue to attract, retain and motivate talented individuals who possess the skills necessary to expand our business and assist in the achievement of our strategic objectives, to the benefit of all of our stockholders and in the best interest of the Company.

We believe that our future success and our ability to remain competitive are dependent on our continuing efforts to attract, retain and motivate highly qualified personnel. Allowing employees to participate in owning shares of our common stock helps align the objectives of our stockholders and our employees, and is important in attracting, motivating and retaining the highly skilled personnel that are essential to our success. We currently grant options to the majority of our newly hired employees and to all of our executives and non-employee directors. We also have granted, and in the future may grant, options, restricted stock units, stock appreciation rights and shares of restricted stock, subject to time- and performance-based vesting, to certain employees on a targeted basis to incentivize retention and performance objectives.

Summary of the Restated 2014 Plan

Our 2014 Plan was initially adopted by Aquinox Pharmaceuticals, Inc., or Aquinox, and approved by its shareholders in 2014. The 2014 Plan was a successor and continuation of Acquinox’s Joint Canadian Stock Option Plan (the “2006 Plan”). In 2019, Aquinox and Neoleukin Corporation completed the Reverse Merger, after which the 2014 Plan covered both employees of Aquinox and Neoleukin. Aquinox was renamed Neoleukin Therapeutics, Inc. on the completion of the Reverse Merger. In 2019 and shortly following the Reverse Merger, our 2014 Plan was amended.

The amendments described in this proposal were adopted by the Board of Directors in March 2021 subject to approval of our stockholders. The material terms of the Restated 2014 Plan, as would be modified by the proposed amendments, are summarized below. The summary is qualified in its entirety by reference to the full text of the Restated 2014 Plan, which is attached as Appendix A to this proxy statement.

The Restated 2014 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards, and other forms of stock awards to our employees, directors, and consultants which may vest subject to continued service or such performance criteria as determined by our Compensation Committee in accordance with the terms of the Restated 2014 Plan.

Plan Administration

Our Compensation Committee administers the Restated 2014 Plan. Subject to the terms of our Restated 2014 Plan, our Compensation Committee has the authority to, among other matters, select the persons to whom awards may be granted, construe and interpret our Restated 2014 Plan as well as to determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to administration of the Restated 2014 Plan or any award granted thereunder. Our Compensation Committee may, with consent of any adversely affected participant, reduce the exercise price or purchase price of any outstanding award, provide for the cancellation of any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles.

The Restated 2014 Plan provides that the Board of Directors or Compensation Committee may delegate its authority, including the authority to grant awards to non-officer employees and service providers of the Company, to one or more executive officers to the extent permitted by applicable law.

Share Reserve

Aquinox initially reserved 826,589 shares for future issuance under the 2014 Plan, which included a number of shares of common stock equal to (i) 793,257 new shares plus (ii) 33,332 shares issuable upon the exercise of outstanding options granted under the 2014 Plan at the time the 2014 Plan became effective. In connection with and shortly following the Reverse Merger, the number of shares reserved for issuance under the 2014 Plan was increased by 4,500,000. Under the terms of our current 2014 Plan, the number of shares reserved for issuance under the 2014 Plan is automatically increased on January 1 of each calendar year through 2024 by 4% of the total number of shares of all classes of our common stock outstanding as of the immediately preceding December 31, or such lesser number of shares as determined by our Board of Directors. As a result, the number of shares reserved for issuance under the 2014 Plan increased by 427,804; 688,479; 936,926; 938,897; 941,494; 1,519,873; and 1,687,852 shares on each January 1 from 2015 through 2021.

If approved, under the terms of our Restated 2014 Plan, the number of shares reserved for issuance under our Restated 2014 Plan will be automatically increased on January 1 of each calendar year from 2022 through 2030 by 4% of the sum of (i) the total number of shares of all classes of our common stock and (ii) the total number of shares of our common stock subject to pre-funded warrants, in each case that are outstanding on December 31st of the preceding calendar year, or such lesser number of shares as determined by our Board of Directors.

Shares subject to awards granted under our Restated 2014 Plan and 2006 Plan that expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to meet a contingency or condition required to vest such shares or that are repurchased at the original issuance price, or are otherwise reacquired or are withheld (or not issued) to satisfy a tax withholding obligation in connection with an award will become available for future grant under our Restated 2014 Plan.

As of March 23, 2021, the date the Board of Directors approved the Restated 2014 Plan, there were 11,344,478 shares available for issuance under our Restated 2014 Plan, 3,607,620 shares were subject to outstanding stock options and 148,500 shares were subject to outstanding restricted stock units. If this proposal is approved, the number of shares reserved for issuance under our Restated 2014 Plan will be subject to automatic increase pursuant to the terms described above for our Restated 2014 Plan.

Eligibility

Persons eligible to participate in the Restated 2014 Plan are those employees, officers and directors of, and consultants and advisors to, Neoleukin, as selected from time to time by the administrator in its discretion.

Participant & Non-Employee Director Share Limits

Pursuant to the terms of the Restated 2014 Plan, no participant may be granted (i) stock-based awards covering more than 5,445,000 shares of common stock or (ii) performance cash awards for more than $2,500,000 in any calendar year, in each case subject to certain exceptions set forth in the Restated 2014 Plan. In addition, no non-employee director may receive awards under our Restated 2014 Plan that, when combined with cash compensation received for service as a non-employee director, exceeds $750,000.00 in value in any calendar year, increased to $1,000,000.00 in value in the calendar year of his or her initial services as a Non-Employee Director.

Corporate Transactions

Our Restated 2014 Plan provides that in the event of certain specified Corporate Transactions, as defined under our Restated 2014 Plan, our Compensation Committee may take any one or more of the following actions with respect to outstanding awards, which outstanding awards need not be treated identically: (i) arrange for the assumption, continuation or substitution of outstanding awards by a successor corporation (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to a Corporate Transaction, as defined in the Restated 2014 Plan); (ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company to a successor corporation; (iii) accelerate the vesting, in whole or in part, of any award and provide for its termination prior to the transaction; (iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company; or (v) cancel or arrange for the cancellation of any award prior to the transaction in exchange for a cash payment, if any, determined by our Compensation Committee.

Transferability and Recoupment of Awards

No participant may transfer awards under our Restated 2014 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our Restated 2014 Plan. Awards granted under the Restated 2014 Plan will be subject to recoupment in accordance with any claw-back policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange on which the Company’s securities are listed or as is otherwise required by other applicable law or imposed by the Board of Directors.

Amendment or Termination

Our Board of Directors has the authority to amend, suspend, or terminate our Restated 2014 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No awards may be granted after the ninth anniversary of the date our Board of Directors approved our Restated 2014 Plan.

Federal Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the Restated 2014 Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to any particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or the gift, estate, excise, payroll, or other tax laws. This summary does not discuss the impact of Section 280G of the Code governing parachute payments or Section 409A of the Code governing nonqualified deferred compensation plans. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.

Stock Options. A recipient of a stock option will generally not recognize taxable income upon the grant of the option. For non-qualified stock options, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise, and the Company is generally entitled to a corresponding deduction. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss. The acquisition of shares upon exercise of an incentive stock option will generally not result in any taxable income to the participant, however the excess of the fair market value of the common stock received over the exercise price may be treated as an adjustment for purposes of calculating alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will be a long-term capital gain or loss if the participant holds the shares for the statutorily required period (more than two years from the date of grant and more than one year from the date of exercise), and the Company will not be entitled to a corresponding deduction. If the shares are not held for the required period, the participant will recognize ordinary income in the year of such disposition equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, and (ii) the difference between the sales price and the exercise price and the Company will receive a corresponding deduction. Any additional gain recognized on the sale generally will be a capital gain. Different and complex rules may apply to incentive stock options that are early exercisable, and we encourage participants holding such any such awards to seek the advice of their own tax counsel.

Other Share-Based Awards. The tax effects of other share-based awards will vary depending on the type, terms and conditions of those awards. In general, the current federal income tax consequences of other awards authorized under the Restated 2014 Plan follow certain basic principles: nontransferable restricted stock subject to a substantial risk of forfeiture and restricted stock units will result in income recognition equal to the excess of the fair market value over the price paid, if any, at the time the restrictions applicable to such awards lapse (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition of income as of the date of grant). In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees as described below.

Impact of Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain “covered employees” within the meaning of Section 162(m). Recent changes to Section 162(m) in connection with the passage of the Tax Cuts and Jobs Act repealed exceptions to the deductibility limit that were previously available for “qualified performance-based compensation,” including stock option grants, effective for taxable years after December 31, 2017. As a result, any cash or equity compensation paid to certain of our officers in excess of $1 million will be non-deductible unless it qualifies for transition relief afforded to compensation payable pursuant to certain binding arrangements in effect on November 2, 2017. While our Compensation Committee may consider the deductibility of awards as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our compensation programs even if the awards are not deductible by us for tax purposes. Moreover, because of uncertainties in the interpretation and implementation of the changes to Section 162(m), including the scope of the transition relief, we can offer no assurance of deductibility.

New Plan Benefits

At our Board of Directors’ next meeting, we expect to make equity grants to our new and continuing members of our Board of Directors consistent with our director compensation policy. See “Director Compensation.” All other future awards to directors, executive officers, employees and consultants are made at the discretion of our Compensation Committee, or by our Board of Directors acting in place of our Compensation Committee. As a result, the benefits and amounts that will be received or allocated under the Restated 2014 Plan are not determinable at this time.

Existing Plan Benefits

From the inception of the 2014 Plan through March 1, 2021, options to purchase a total of 7,576,822 shares had been granted under the 2014 Plan, of which 1,142,455 shares had been exercised and 3,608,620 shares of which remained outstanding. The options outstanding as of March 1, 2021, had a weighted-average exercise price of $9.97 per share and a weighted average remaining contractual term of 8.67 years. From the inception of the 2014 Plan through March 1, 2021, restricted stock units covering a total of 224,000 shares have been granted and 178,500 remained outstanding under the 2014 Plan. The closing price per share of our common stock as reported by Nasdaq on March 1, 2021 was $12.35.

The table below shows grants made to our named executive officers, all current executive officers as a group, all current non-employee directors as a group and all current employees (excluding all executive officers) for the aggregate number of awards under the 2014 Plan from the inception of the 2014 Plan through March 1, 2021, without regard to equity awards that have been forfeited or cancelled:

Name and Principal Position	Number of Shares Underlying Options Granted		Number of Shares Underlying RSUs Granted
Jonathan G. Drachman	420,000	(1)	—
Robert Ho	290,000		75,000
Holly Vance	220,000		—
Martin Babler	50,000		—
M. Cantey Boyd	47,000		—
Erin Lavelle	50,000		—
Sarah B. Noonberg	47,000		—
Todd Simpson	91,833		—
Lewis T. “Rusty” Williams	47,000		—
All current executive officers as a group (4 persons)	1,075,000	(1)	75,000
All current non-employee directors as a group (6 persons)	332,833		—
All employees as a group, excluding executive officers (159 persons)	6,168,989		149,000

(1)	Excludes (i) 1,650,000 shares underlying options granted to Dr. Drachman and (ii) 550,000 shares underlying options granted to Dr. Walkey, in each case as inducement awards outside of the 2014 Plan.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve the Equity Plan Proposal.

Certain Interests of Directors

In considering the recommendation of our Board of Directors with respect to the approval of the Restated 2014 Plan, stockholders should be aware that the members of our Board of Directors have certain interests that may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Restated 2014 Plan. Our Board of Directors recognizes that approval of this proposal may benefit our directors and their successors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED

AND RESTATED 2014 EQUITY INCENTIVE PLAN

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2020:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans
Equity compensation plans approved by stockholders	3,772,789	(1)	$9.23	6,797,116	(3)(4)
Equity compensation plans not approved by stockholders(2)	3,260,000		$2.80	—
Total	7,032,789		$6.25	6,797,116

(1)	Includes securities issuable under our Joint Canadian Stock Option Plan (the “2006 Plan”) and 2014 Equity Incentive Plan (the “2014 Plan”)
(2)

On August 31, 2019, the Board of Directors granted, in the aggregate, options to purchase 3,300,000 shares of Company common stock to four of our executive officers, including options to purchase 1,650,000 shares to our Chief Executive Officer, as inducement to their employment with the Company pursuant to Nasdaq Listing Rule 5635(c)(4).

(3)	Includes 741,584 shares available for issuance under our 2020 Employee Stock Purchase Plan (“2020 ESPP”).
(4)

No further shares are available for issuance under our 2006 Plan. Pursuant to the terms of our 2014 Plan, the number of shares reserved for issuance is subject to automatic increase on January 1 of each calendar year through 2024 by 4% of the total number of shares of all classes of our common stock outstanding as of the immediately preceding December 31, or such lesser number as may be determined by our Board of Directors. In accordance with these terms, an additional 1,687,852 shares of common stock were added to the 2014 Plan, effective January 1, 2021.

PROPOSAL NO. 4

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with an opportunity to vote, on an advisory basis, on the compensation of our named executive officers as disclosed in the “Executive Compensation” section, the compensation tables and the narrative discussions set forth on pages 31 to 34 of this proxy statement. This non-binding advisory vote is commonly referred to as a “Say on Pay” proposal.

Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects company performance, job complexity and strategic value of the position, while ensuring long-term retention, motivation and alignment with the long-term interests of our stockholders. We encourage you to carefully review the “Executive Compensation” section beginning on page 31 of this proxy statement for additional details on the compensation of our named executive officers in fiscal year 2020.

We are asking you to indicate your support for the compensation of the named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers. Accordingly, we are asking you to vote, on an advisory basis, which is non-binding, “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Neoleukin Therapeutics, Inc.’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the “Executive Compensation” compensation tables and narrative discussion set forth in the proxy statement relating to its 2021 Annual Meeting of Stockholders, is hereby APPROVED.”

The Say on Pay vote is advisory, and therefore not binding on us, our Board of Directors or our Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

Approval of the resolution will require the affirmative vote of a majority of the shares of common stock present online at the meeting or represented by proxy at the Annual Meeting and entitled to vote on the matter. Proxies solicited by management for which no specific direction is included will be voted “FOR” the approval of the resolution.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 4.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of March 1, 2021 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

Our calculation of beneficial ownership below reflects 42,295,033 shares of common stock issued and outstanding as of March 1, 2021. Additionally, this table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Beneficial ownership has been determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under options or warrants that are exercisable within 60 days after March 1, 2021 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and dispositive power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Neoleukin Therapeutics, Inc., 188 East Blaine Street, Suite 450, Seattle, Washington 98102.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
Named Executive Officers and Directors:
Jonathan G. Drachman(1)	2,886,186	6.7%
Robert Ho(2)	82,167	*
Holly Vance	—	—
Martin Babler	—	—
M. Cantey Boyd(3)	—	—
Erin Lavelle	—	—
Sarah B. Noonberg(4)	30,250	*
Todd Simpson(5)	75,083	*
Lewis T. “Rusty” Williams(6)	30,250	*
All executive officers and directors as a group (10 persons)(7)	4,738,515	10.9%
5% Stockholders:
Baker Bros. Advisors LP. and Affiliates(8)	4,269,559	9.9%
Entities affiliated with Redmile Group, LLC(9)	4,195,658	9.9%
EcoR1 Capital, LLC(10)	3,122,704	7.4%
Daniel-Adriano Silva	2,938,146	7.0%
Umut Ulge	2,945,441	7.0%
Black Rock, Inc. (11)	2,684,910	6.4%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.

(1)	Consists of (a) 2,198,686 shares and (b) 687,500 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2021.
(2)	Consists of (a) 3,000 shares and (b) 79,167 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2021.
(3)

Ms. Boyd, an employee of Baker Bros. Advisors LP (the “Adviser”), serves on our Board of Directors as a representative of 667, L.P. (“667”) and Baker Brothers Life Sciences, L.P. (“Life Sciences”, and together with 667, the “Funds”) and the Adviser may be deemed to beneficially own the securities received by Ms. Boyd as compensation for serving as a director. Pursuant to the policies of the Adviser, Ms. Boyd does not have any right to the pecuniary interest in securities received as compensation for serving as a director and the Funds are entitled to an indirect proportionate pecuniary interest in such securities.

(4)	Consists of 30,250 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2021.
(5)	Consists of 75,083 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2021.
(6)	Consists of 30,250 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2021.
(7)

Consists of (a) 3,576,848 shares held by the directors and executive officers as of March 1, 2021 and (b) 1,161,667 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2021.

(8)

Based on information provided in a Schedule 13D/A and Form 4 filed with the SEC on December 23, 2020 and, with respect to certain securities, the Company’s records. The Schedule 13D/A was filed jointly by the Baker Bros. Advisors LP (the “Adviser”), Baker Bros. Advisors (GP) LLC (the “Adviser GP”), Felix J. Baker and Julian C. Baker, with respect to shares held by the Funds (defined below), Felix J. Baker and Julian C. Baker, and certain stock options granted to a member of our Board of Directors. Current beneficial ownership of the Adviser, the Adviser GP and Messrs. Baker consists of (i) 320,049 shares of common stock and 43,133 shares of common stock issuable upon the exercise of pre-funded warrants held by 667, L.P. (“667”), (ii) 3,501,691 shares of common stock and 369,916 shares of common stock issuable upon the exercise of pre-funded warrants held by Baker Brothers Life Sciences, L.P. (“Life Sciences,” and together with 667, the “Funds”) and (iii) 30,250 shares of common stock issuable upon exercise of stock options held by M. Cantey Boyd exercisable within 60 days of March 1, 2021. In addition, Felix J. Baker and Julian C. Baker each directly hold 2,260 shares of common stock. The pre-funded warrants are only exercisable to the extent that after giving effect to such exercise the holders thereof and their affiliates would beneficially own no more than 9.99% of our outstanding common stock (the “Maximum Percentage”). By written notice to the Company, the Funds may from time to time increase or decrease the Maximum Percentage applicable to that Fund to any other percentage not in excess of 19.99%. Any such change will not be effective until the 61st day after such notice is delivered to us. As a result of this restriction, the number of shares of common stock that may be issued upon exercise of the pre-funded warrants by the above holders may change depending upon changes in the outstanding shares of common stock. Without giving effect to the above beneficial ownership limitation, the pre-funded warrants that 667 holds would be exercisable for an aggregate of 1,199,122 shares of common stock and the pre-funded warrants that Life Sciences holds would be exercisable for an aggregate of 10,283,888 shares of common stock. Pursuant to management agreements, as amended, among the Adviser, the Funds and their respective general partners, the Funds respective general partners relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Funds, and thus the Adviser has complete and unlimited discretion and authority with respect to the Funds’ investments and voting power over investments. The Adviser GP, Felix J. Baker and Julian C. Baker, as managing members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of securities of the Company directly held by the Funds. M. Cantey Boyd, an employee of the Adviser, serves on our Board of Directors as a representative of the Funds and the Adviser may be deemed to beneficially own the securities received by Ms. Boyd as compensation for serving as a director.    Pursuant to the policies of the Adviser, Ms. Boyd does not have any right to the pecuniary interest in securities received as compensation for serving as a director and the Funds are entitled to an indirect proportionate pecuniary interest in such securities. The address of the foregoing entities and persons is 860 Washington Street, 3rd Floor, New York, New York 10014.

(9)

Based solely on information provided in a Schedule 13G filed with the SEC on February 16, 2021. Redmile Group, LLC’s beneficial ownership of our Common Stock is comprised of 4,131,869 shares of Common Stock owned by certain private investment vehicles and/or separately managed accounts managed by Redmile Group, LLC, which shares of Common Stock may be deemed beneficially owned by Redmile Group, LLC as investment manager of such private investment vehicles and/or separately managed accounts. The reported securities may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. Subject to the Beneficial Ownership Blocker (as defined below), Redmile Group, LLC may also be deemed to beneficially own 1,180,000 shares of Common Stock issuable upon exercise of certain Pre-Funded Warrants to Purchase Common Stock (the “Warrants”). Pursuant to the terms of the Warrants, we may not effect any exercise of any Warrant, and a holder of a Warrant does not have the right to exercise any portion of the Warrant held by such holder, to the extent that, after giving effect to the attempted exercise set forth in a notice of exercise, such holder, together with such holder’s affiliates and any other person whose beneficial ownership of Common Stock would be aggregated with such holder’s for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable regulations of the Securities and Exchange Commission (the “SEC”), including any “group” of which such holder is a member, would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (the “Beneficial Ownership Blocker”). The “Beneficial Ownership Limitation” is 9.99% of the shares of Common Stock then issued and outstanding, which percentage may be changed at a holder’s election upon 61 days’ notice to us. The 4,195,658 shares of Common Stock reported as beneficially owned by Redmile Group, LLC represents 9.9% of the outstanding shares of Common Stock. The address of the foregoing entities and persons is c/o Redmile Group, LLC, One Letterman Drive, Building D, Suite D3-300, The Presidio of San Francisco, San Francisco, CA 94129.
(10)

Based solely on information provided in a Schedule 13G filed with the SEC on February 16, 2021. The Schedule 13G was filed by EcoR1 Capital Fund Qualified, L.P. (“Qualified Fund”); EcoR1 Capital, LLC (“EcoR1”) and Oleg Nodelman (“Nodelman”) (collectively, the “EcoR1 Filers”). Qualified Fund filed jointly with the other EcoR1 Filers, but not as a member of a group and it expressly disclaims membership in a group. In addition, the Schedule 13G indicates that filing the Schedule 13G on behalf of Qualified Fund should not be construed as an admission that it is, and it disclaims that it is, a beneficial owner, as defined in Rule 13d-3 under the Exchange Act, of any of the shares covered by the Schedule 13G. Each EcoR1 Filer also disclaims beneficial ownership of the shares except to the extent of that person’s pecuniary interest therein. The Schedule 13G reported that (i) EcoR1 had shared voting power with respect to 3,122,274 shares of common stock and shared dispositive power with respect to 3,122,704 shares of common stock, (ii) Nodelman had shared voting power with respect to 3,122,704 shares of common stock and shared dispositive power with respect to 3,122,704 shares of common stock, and (iii) Qualified Fund had shared voting power with respect to 2,643,676 shares of common stock and shared dispositive power with respect 2,643,676 shares of common stock. The address of the foregoing entities and persons is 357 Tehama Street #3, San Francisco, CA 94103.

(11)	Based solely on information provided in a Schedule 13G filed with the SEC on February 2, 2021. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2020, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except for the Form 4 for Baker Bros. Advisors LP for the shares of our Common Stock and pre-funded warrants for shares of our Common Stock, each purchased on July 7, 2020 that was filed on December 23, 2020.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of March 18, 2021. Biographical information with regard to Dr. Drachman is presented under “Proposal No. 1—Election of Directors” in this proxy statement.

Name	Age	Position(s)
Jonathan Drachman, M.D.	59	Chief Executive Officer and President
Robert Ho	45	Chief Financial Officer
Holly Vance, Pharm.D.	46	General Counsel and Secretary
Carl Walkey, Ph.D.	36	Senior Vice President of Corporate Development

Robert Ho has served as our Chief Financial Officer since March 2020. Prior to joining us, Mr. Ho served in various positions at Davita Inc., a provider of kidney dialysis services, since January 2016, including most recently as Senior Finance Director. Prior to that and a one-year break in service, Mr. Ho served as Strategic Financial Advisor to a privately owned company from 2007 to 2014. Mr. Ho also served in various positions at Morgan Stanley from March 2004 to February 2007, including most recently as a Vice President in the Healthcare Investment Banking Division. Mr. Ho holds a Bachelor of Business Administration from the University of Notre Dame and an M.B.A. from the University of Virginia Darden School of Business.

Holly Vance, Pharm.D. has served as our General Counsel since October 2020 and Secretary since March 2021. From September 2015 until October 2020, Ms. Vance served as Associate General Counsel for the Strategic Investment Fund at the Bill & Melinda Gates Foundation, a private foundation focused on enhancing healthcare and reducing poverty across the globe and expanding educational opportunities and access to information technology in the United States. Prior to that she served as a Partner at the law firm, K&L Gates, where she worked from October 2005 until September 2015. Ms. Vance received Bachelor of Science degrees in Cell and Molecular Biology and Pharmacy, a Doctor of Pharmacy, and a Juris Doctorate, all from the University of Washington.

Carl Walkey, Ph.D. has served as Senior Vice President of Corporate Development since February 2021. Prior to that he served as Vice President of Corporate Development from July 2019 until February 2021. Before coming to Neoleukin Therapeutics, Dr. Walkey was a Senior Fellow at the University of Washington, Institute for Protein Design from May 2016 until July 2019. Prior to that, he served as Founding Partner at Ansible Marketing from May 2014 until September 2015. Dr Walkey received a Bachelor of Engineering in Engineering Physics from Carleton University and a Ph.D. in Bioengineering and Biomedical Engineering from the University of Toronto.

EXECUTIVE COMPENSATION

Our named executive officers (the “NEOs”) for the year ended December 31, 2020, which consist of our principal executive officer and the next two most highly compensated executive officers, were:

•	Jonathan Drachman, Chief Executive Officer and President;

•	Robert Ho, Chief Financial Officer; and

•	Holly Vance, General Counsel and Secretary.

Name and principal position	Year	Salary ($)	Equity Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Jonathan Drachman	2020	418,750	3,830,108	219,680	—	4,468,538
Chief Executive Officer	2019	137,304	3,445,109	240,625	—	3,823,038
Robert Ho(3) Chief Financial Officer	2020	280,000	2,255,062	119,210	—	2,654,271
Holly Vance(4) General Counsel	2020	70,182	1,986,479	30,570	—	2,091,819

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts for the applicable year reflect the aggregate grant date fair value of each stock option granted in the applicable year, computed in accordance with the provisions of the Financial Accounting Standards Board, or FASB, Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2020. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our NEOs will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)

Represents amounts earned under our 2020 incentive compensation plan, which provides our NEOs with an annual incentive compensation payment, subject to achievement of our corporate performance goals and individual achievement.

(3)	Mr. Ho began employment March 2020 and his salary and non-equity incentive plan compensation are pro rated accordingly.
(4)	Ms. Vance began employment October 2020 and her salary and non-equity incentive plan compensation are pro rated accordingly.

EMPLOYMENT AGREEMENTS

We entered into our standard form of indemnification agreement for directors and executive officers with each of our named executive officers, which requires us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

Jonathan Drachman

We entered into an amended and restated executive employment agreement effective April 15, 2020 with our Chief Executive Officer, Dr. Drachman, to amend the terms of severance payments and benefits to which Dr. Drachman may be entitled in the event of certain terminations of his employment and to modify certain other terms. The amended employment agreement amends and restates the prior employment agreement between the Company and Dr. Drachman, dated August 5, 2019.

Pursuant to the amended employment agreement, Dr. Drachman’s base salary will be $425,000 and he will remain eligible to receive an annual bonus with a target level of 50% of his base salary.

In the event Dr. Drachman experiences a termination of his employment without “cause” or he resigns for “good reason” (each as defined in the amended employment agreement), provided that he executes and makes effective a release of claims against us and our affiliates, Dr. Drachman will become entitled to (i) continued base salary for 12 months, payable in accordance with our standard payroll practices; (ii) premium payments for continued healthcare coverage for up to 12 months; and (iii) solely in the case of equity awards outstanding as of April 15, 2020, accelerated vesting of the portion of such outstanding equity awards that would have vested and become exercisable, as applicable, if he had remained in service for an additional 12 months following his date of termination. In the event Dr. Drachman experiences a termination without “cause” or he resigns for “good reason” (each as defined in the amended employment agreement) during the 12-month period following a change in control of Neoleukin, then in lieu of the foregoing, Dr. Drachman will become entitled to (a) continued base salary for 18 months, payable in accordance with the Company’s standard payroll practices; (b) 150% of his annual target bonus, payable in a single lump-sum; (c) premium payments for continued healthcare coverage for up to 18 months; and (d) full accelerated vesting of his then-outstanding equity awards.

Employee directors are not compensated for services on the Board of Directors in addition to their regular employee compensation.

Robert Ho

We entered into an employment agreement with Mr. Ho effective as of March 16, 2020, setting forth the terms of Mr. Ho’s employment as our Chief Financial Officer. Pursuant to his employment agreement, Mr. Ho will receive an annual base salary of $350,000 and is eligible to receive an annual bonus with a target level of 40% of his base salary. Mr. Ho was also granted a restricted stock unit representing 75,000 shares of common stock (the “RSU Award”) and an option to purchase 200,000 shares of common stock with an exercise price of $6.44 per share. The RSU Award will vest in three equal annual installments on the first three anniversaries of the date of Mr. Ho’s employment agreement, and the option vests and becomes exercisable with respect to (i) 1/4th of the total underlying shares on the first anniversary of the grant date and (ii) with respect to 1/48th of the total underlying shares on a monthly basis thereafter such that the option will be fully vested and exercisable on the fourth anniversary of the grant date, each subject to Mr. Ho’s continuous service through each applicable vesting date.

In the event Mr. Ho experiences a termination of his employment without “cause” or he resigns for “good reason” (each as defined in Mr. Ho’s employment agreement), provided that he executes and makes effective a release of claims against us and our affiliates, Mr. Ho will become entitled to (i) continued base salary for nine months, payable in accordance with our standard payroll practices; and (ii) premium payments for continued healthcare coverage for up to nine months. In the event Mr. Ho experiences a termination without “cause” or he resigns for “good reason” during the 12-month period following a change in control, then in lieu of the foregoing, Mr. Ho would become entitled to (a) continued base salary for 12 months, payable in accordance with our standard payroll practices; (b) 100% of his annual target bonus, payable in a single lump-sum; (c) premium payments for continued healthcare coverage for up to 12 months; and (d) 100% accelerated vesting on his then-outstanding equity awards.

Holly Vance

We entered into an employment agreement with Ms. Vance effective as of October 19, 2020, setting forth the terms of Ms. Vance’s employment as our General Counsel. Pursuant to her employment agreement, Ms. Vance will receive an annual base salary of $350,000 and is eligible to receive an annual bonus with a target level of 40% of her base salary. Ms. Vance was also granted an option to purchase 220,000 shares of common stock with an exercise price of $12.30 per share. The option vests and becomes exercisable with respect to (i) 1/4th of the total underlying shares on the first anniversary of the grant date and (ii) with respect to 1/48th of the total underlying shares on a monthly basis thereafter such that the option will be fully vested and exercisable on the fourth anniversary of the grant date, each subject to Ms. Vance’s continuous service through each applicable vesting date.

In the event Ms. Vance experiences a termination of her employment without “cause” or she resigns for “good reason” (each as defined in Ms. Vance’s employment agreement), provided that she executes and makes effective a release of claims against us and our affiliates, Ms. Vance will become entitled to (i) continued base salary for nine months, payable in accordance with our standard payroll practices; and (ii) premium payments for continued healthcare coverage for up to nine months. In the event Ms. Vance experiences a termination without “cause” or she resigns for “good reason” during the 12-month period following a change in control, then in lieu of the foregoing, Ms. Vance would become entitled to (a) continued base salary for 12 months, payable in accordance with our standard payroll practices; (b) 100% of her annual target bonus, payable in a single lump-sum; (c) premium payments for continued healthcare coverage for up to 12 months; and (d) 100% accelerated vesting on her then-outstanding equity awards.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2020.

	Equity Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Awards (#) Exercisable	Number of Securities Underlying Unexercised Awards (#) Unexercisable(1)(2)	Exercise Price ($)	Expiration Date
Jonathan Drachman	8/10/2020		—	420,000	12.80	8/10/2030
	8/31/2019		550,000	1,100,000	2.80	8/30/2029
Robert Ho	8/10/2020		—	90,000	12.00	8/3/2030
	3/16/2020		—	200,000	6.44	3/15/2030
	3/16/2020	(3)	—	75,000	N/A	3/15/2030
Holly Vance	10/19/2020		—	220,000	12.30	10/18/2030

(1)

The shares subject to the stock options vest as follows: 25% of the shares underlying the options vest on the one-year anniversary of the vesting commencement date and thereafter 1/48th of the shares vest each month, subject to continued service with us through each vesting date.

(2)	Awards are subject to accelerated vesting as described under “Employment Agreements.”
(3)

Represents 75,000 Restricted Stock Units (“RSUs”) which vest as follows: 1/3 of the shares underlying the RSUs shall vest on each one-year anniversary of the vesting commencement date, subject to continued service with us through each vesting date.

DIRECTOR COMPENSATION

The following table sets forth information regarding compensation earned by or paid to our non-employee directors serving during 2020. Dr. Drachman, our only employee director during 2020, received no additional compensation for his Board service during 2020.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Martin Babler	14,753	464,637	479,390
M. Cantey Boyd(3)	49,083	233,276	282,359
Erin Lavelle	30,917	509,955	540,872
Sean Nolan(4)	26,250	233,276	259,526
Sarah B. Noonberg	51,553	233,276	284,829
Todd Simpson	87,917	233,276	321,193
Lewis T. “Rusty” Williams	60,083	233,276	293,359

(1)	Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in the year ended December 31, 2020, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2020. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. The table below lists the aggregate number of shares subject to outstanding option awards held by each of our non-employee directors.
(2)	The shares subject to these awards vest in a series of twelve successive equal monthly installments measured from the vesting commencement date.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2020
Martin Babler	50,000
M. Cantey Boyd	47,000
Erin Lavelle	50,000
Sean Nolan	0
Sarah B. Noonberg	47,000
Todd Simpson	91,833
Lewis T. “Rusty” Williams	47,000

(3)

Ms. Boyd, an employee of Baker Bros. Advisors LP (the “Adviser”), serves on our Board of Directors as a representative of 667, L.P. (“667”) and Baker Brothers Life Sciences, L.P. (“Life Sciences”, and together with 667, the “Funds”) and the Adviser may be deemed to beneficially own the securities received by Ms. Boyd as compensation for serving as a director. Pursuant to the policies of the Adviser, Ms. Boyd does not have any right to the pecuniary interest in securities received as compensation for serving as a director and the Funds are entitled to an indirect proportionate pecuniary interest in such securities.

(4)	Mr. Nolan resigned from our Board of Directors effective as of June 1, 2020.

Non-employee directors receive the following cash compensation for service on our Board of Directors and committees of our Board of Directors, as applicable, payable in equal monthly installments, in arrears:

•	$40,000 per year for service as a member of our Board of Directors;

•	$25,000 per year for service as our Chairperson;

•	$20,000 per year for service as the chair of the Audit Committee and $8,000 per year for service as a member (other than as chair) of the Audit Committee;

•	$15,000 per year for service as the chair of the Compensation Committee and $7,000 per year for service as a member (other than as chair) of the Compensation Committee; and

•

$8,000 per year for service as the chair of the Nominating and Corporate Governance Committee and $5,000 per year for service as a member (other than as chair) of the Nominating and Corporate Governance Committee.

We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings. In addition, our non-employee directors receive $500 additional cash compensation for in-person meetings of our Board of Directors attended at our headquarters. Employee directors do not receive additional compensation for service on our Board of Directors.

In addition, each newly appointed non-employee director will be granted an option to purchase 50,000 shares of our common stock. These options will vest on a three-year, annual vesting schedule. Additionally, on the date of each annual meeting, each person who is elected or appointed and each director who continues to serve as a director immediately after such annual meeting shall be granted stock options covering 25,000 shares of our common stock, vesting on a one-year, monthly vesting schedule.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and NEOs, which are described elsewhere in this proxy statement, below we describe transactions since January 1, 2020 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Underwritten Public Offering

On July 1, 2020, we entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Piper Sandler & Co. (the “Representatives), as representatives of the several underwriters listed on Schedule A thereto (the “Underwriters”), relating to a public offering (the “Offering”) of an aggregate of 3,262,471 shares of our common stock at a public purchase price of $15.25 per share and pre-funded warrants to purchase an aggregate of 1,737,529 shares of common stock at a purchase price of $15.249999 per share. The Offering closed on July 7, 2020.

Pursuant to the Offering, on July 7, 2020, (a) Baker Brothers Life Sciences, L.P. (“Life Sciences”) and 667, L.P. (“667”) purchased 394,360 and 29,640 shares of our common stock, respectively, for an aggregate purchase price of $6,466,000.00 and pre-funded warrants representing the right to purchase 518,555 and 38,974 shares of our common stock, respectively, for an aggregate purchase price of $8,502,316.71; (b) EcoR1 Capital, LLC purchased 326,247 shares of our common stock for an aggregate purchase price of $4,975,266.75; and (c) entities affiliated with Redmile Group, LLC purchased 131,475 shares of our common stock for an aggregate purchase price of $2,004,993.75 and pre-funded warrants representing the right to purchase 1,180,000 shares of our common stock, for an aggregate purchase price of $17,994,998.85.

INDEMNIFICATION AGREEMENTS

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted under Delaware law. In addition, we have entered into an indemnification agreement with each of our directors and our executive officers.

POLICY ON FUTURE RELATED PARTY TRANSACTIONS

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, the anticipated aggregate dollar value of the transaction or, in the case of indebtedness, the largest amount of principal outstanding at any time during the current fiscal year plus all amounts of interest payable on it during the fiscal year, the rationale for the proposed transaction and any other relevant information with respect to the proposed transaction.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Neoleukin stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Neoleukin. Direct your written request to Neoleukin Therapeutics, Inc., c/o Corporate Secretary at 188 East Blaine Street, Suite 450, Seattle, Washington 98102 or contact our Corporate Secretary at (866) 245-0312. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the Internet at the SEC’s web site at www.sec.gov.

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2020, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Neoleukin Therapeutics, Inc.

188 East Blaine Street, Suite 450

Seattle, WA 98102

Attention: Secretary

(866) 245-0312

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Secretary

Dated: March 31, 2021

APPENDIX A

Amended and Restated Neoleukin Therapeutics, INC.

2014 EQUITY INCENTIVE PLAN

As Amended and Restated: [    ], 2021

1. GENERAL.

(a) Successor to and Continuation of Prior Plan.

(i) The Plan is intended as the successor to and continuation of the Neoleukin Therapeutics, Inc. and Aquinox Pharmaceuticals (Canada), Inc. Joint Canadian Stock Option Plan, as amended March 19, 2013 (the “Prior Plan”). From and after 12:01 a.m. Pacific time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

(ii) Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards under this Plan, up to the maximum number set forth in Section 3(a) below.

(iii) From and after 12:01 a.m. Pacific time on the Effective Date, that number of shares of Common Stock subject to outstanding stock awards granted under the Prior Plan that (A) expire or terminate for any reason prior to exercise or settlement, (B) are forfeited because of the failure to meet a contingency or condition required to vest such shares or repurchased at the original issuance price, or (C) are otherwise reacquired or are withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares (up to the maximum number set forth in Section 3(a)), and become available for issuance pursuant to Stock Awards granted hereunder.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

(d) Purpose. This Plan, through the granting of Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without such Participant’s written consent except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion. A Participant’s rights under any Award will not be impaired by any such amendment unless the Company requests the consent of the affected Participant, and the Participant consents in writing. However, a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. In addition, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan and/or Award Agreements.

(x) To adopt such procedures and sub-plans as are necessary or appropriate (A) to permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States or (B) allow Awards to qualify for special tax treatment in a foreign jurisdiction; provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction.

(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash award and/or (6) award of other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee shall consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, unless otherwise determined by the Board.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(y)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments and the “evergreen” provision in Section 3(a)(ii), the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 12,467,914 shares (the “Share Reserve”) plus the Returning Shares, if any, as such shares become available for grant under this Plan from time to time.

(ii) The Share Reserve will automatically increase on January 1st of each year through and including January 1, 2030, commencing on January 1, 2022, in an amount equal to 4% of the sum of (A) the total number of shares of Capital Stock and (B) the total number of shares of Common Stock subject to Pre-Funded Warrants, in each case outstanding on December 31st of the preceding calendar year. The Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(iii) For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iv) Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion of a Stock Award (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that are available for issuance under the Plan. If any shares of Common Stock issued under a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued on the exercise of Incentive Stock Options will be 24,935,828.

(d) Annual Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the following limitations will apply.

(i) A maximum of 5,445,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted may be granted to any single Participant during any single calendar year.

(ii) A maximum of 5,445,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) A maximum of $2,500,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

If a Performance Stock Award is in the form of an Option, it will count only against the Performance Stock Award limit. If a Performance Stock Award could (but is not required to) be paid out in cash, it will count only against the Performance Stock Award limit.

(e) Limitation on Awards Granted to Non-Employee Directors. No Non-Employee Directors may receive awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceeds $750,000.00 in value (as described below) in any calendar year, increased to $1,000,000.00 in value (as described below) in the calendar year of his or her initial services as a Non-Employee Director. Grant date fair value for purposes of Awards to Non-Employee Directors under the Plan will be determined as follows: (i) for Options and SARs, grant date fair value will be calculated using the Black-Scholes valuation methodology on the date of grant of such Option or SAR and (ii) for all other Awards other than Options and SARs, grant date fair value will be determined by either (1) calculating the product of the Fair Market Value per share on the date of grant and the aggregate number of shares subject to the Award or (2) calculating the product using an average of the Fair Market Value over a number of trading days as determined by the Board or Committee and the aggregate number of shares subject to the Award. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 3(e).

(f) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act (US), unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND  STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board, permissible under applicable law, the rules of any applicable stock exchange and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR (with respect to which the Participant is exercising the SAR on such date), over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by U.S. Treasury Regulation 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act (US), then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. PROVISIONS OF STOCK AWARDS OTHER  THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law and the rules of any applicable stock exchange.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(iv) Determination of Performance Goals. Unless otherwise determined by the Board, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date 90 days after the commencement of the applicable Performance Period, and (B) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award subject to Performance Goals, the Committee will certify in writing the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act (US) the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act (US), or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local, foreign or other tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such other amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law and the rules of any applicable stock exchange, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. The Plan will expire on the ninth anniversary of the earlier of (i) the Amendment Date or (ii) the date the amended and restated Plan is approved by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11. EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

The Plan came into existence on the Adoption Date and was amended and restated as of the Amendment Date.

12. CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)	“Adoption Date” means January 12, 2014.

(b)

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act (US). The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)

“Amendment Date” shall mean the date the amendment and restatement of this Plan is approved by the stockholders of the Company, which shall be within twelve (12) months of the approval of the amended and restated Plan by the Board.

(d)	“Award” means a Stock Award or a Performance Cash Award.

(e)	“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(f)	“Board” means the Board of Directors of the Company.

(g)

“Canadian Securities Laws” means collectively, all securities laws of the provinces and territories of Canada and the respective rules and regulations under such laws together with applicable published policy statements, instruments, notices and blanket orders or rulings and all discretionary orders or rulings, if any, applicable to the Company.

(h)	“Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(i)

“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(j)

“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant: the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of Canada, the United States or any state or province thereof; (ii) such Participant’s attempted commission of, or participation (whether by affirmative act or omission) in, a fraud or act of dishonesty against the Company and/or its Affiliates; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company and/or its Affiliates and which has a material adverse effect on the Company and/or its Affiliates; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; or (vi) any other conduct by the Participant that constitutes just cause under the common law or the laws of the jurisdiction in which the Participant is employed.

The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole and exclusive judgment and discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(k)	“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(l)	“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(m)	“Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(n)	“Common Stock” means, as of the Effective Date, the common stock of the Company.

(o)	“Company” means Neoleukin Therapeutics, Inc., a Delaware corporation.

(p)

“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act (US) is available to register either the offer or the sale of the Company’s securities to such person.

(q)

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. If the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. A leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(r)	“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(s)	“Director” means a member of the Board.

(t)

“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u)	“Effective Date” means the IPO Date.

(v)

“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w)	“Entity” means a corporation, partnership, limited liability company or other entity.

(x)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(y)

“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company ; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(z)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market where the greatest volume of trading and value in the Common Stock occurs) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(aa)	“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(bb)

“IPO Date” means the date of the underwriting agreement between the Company and the underwriters(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering (the “IPO”).

(cc)

“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (US) (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b- 3.

(dd)	“Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(ee)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ff)	“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(gg)

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(hh)	“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ii)	“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(jj)

“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(kk)

“Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ll)	“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(mm)	“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(nn)

“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (1) profit before tax; (2) billings; (3) revenue; (4) net revenue; (5) earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); (6) operating income; (7) operating margin; (8) operating profit; (9) controllable operating profit, or net operating profit; (10) net profit; (11) gross margin; (12) operating expenses or operating expenses as a percentage of revenue; (13) net income; (14) earnings per share; (15) total stockholder return; (16) market share; (17) return on assets or net assets; (18) the Company’s stock price; (19) growth in stockholder value relative to a pre-determined index; (20) return on equity; (21) return on invested capital; (22) cash flow (including free cash flow or operating cash flows); (23) cash conversion cycle; (24) economic value added; (25) contract awards or backlog; (26) overhead or other expense reduction; (27) credit rating; (28) strategic plan development and implementation; (29) succession plan development and implementation; (30) debt reduction; (31) improvement in workforce diversity; (32) customer indicators; (33) new product invention or innovation; (34) attainment of research and development milestones; (35) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (36) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (37) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (38) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; (39) improvements in productivity; and (40) other measures of performance selected by the Board.

(oo)

“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(pp)

“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(qq)	“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(rr)	“Plan” means this Neoleukin Therapeutics, Inc. 2014 Equity Incentive Plan, as amended from time to time.

(ss)	“Pre-Funded Warrant” mean any warrant to acquire shares of Common Stock for a nominal exercise price.

(tt)	“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(uu)

“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(vv)	“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ww)

“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(xx)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(yy)	“Securities Act (Canada)” means the Securities Act, R.S.B.C. 1996 c.418, as amended.

(zz)	“Securities Act (US)” means the U.S. Securities Act of 1933, as amended.

(aaa)	“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(bbb)

“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(ccc)

“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(ddd)

“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(eee)

“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(fff)

“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ggg)	“$” means United States dollars unless otherwise specified.

NEOLEUKIN THERAPEUTICS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NLTX2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D37857-P49858 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEOLEUKIN THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐
Nominees:

01) Martin Babler
02) Erin Lavelle
03) Lewis T. “Rusty” Williams

The Board of Directors recommends you vote FOR the following proposals:								For	Against	Abstain

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the company for its fiscal year ending December 31, 2021.							☐	☐	☐

3.	To approve amendments to the Company’s 2014 Equity Incentive Plan.							☐	☐	☐

4.	To approve, by a non-binding advisory vote, the compensation paid by the company to its named executive officers.							☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The 2020 Annual Report and Proxy Statement for the 2021 Annual Meeting are available at www.proxyvote.com.

D37858-P49858

NEOLEUKIN THERAPEUTICS, INC.

Proxy for Annual Meeting of Stockholders on May 13, 2021

Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the 2021 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc., the accompanying Proxy Statement and the 2020 Annual Report, and hereby appoint(s) Jonathan Drachman, Robert Ho and Holly Vance, or any of them, as proxies of the undersigned, each with the power to appoint their substitute, and hereby authorize(s) them, or any of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Neoleukin Therapeutics, Inc. that the undersigned stockholder(s) is/are entitled to vote at the 2021 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc. to be held at 1:30 p.m. Pacific Time on May 13, 2021, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed by the stockholder(s), with discretionary authority as to any and all other matters that may properly come before the meeting. If no such direction is made, the proxyholders will have the authority to vote FOR all of the nominees listed in Proposal No. 1 and FOR Proposal Nos. 2 through 4.

Continued and to be signed on reverse side